UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

Apple Hospitality Five, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-50731	76-0713476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality Five, Inc. (which is referred to below as the “Company” or “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 10, 2007, our subsidiary, AHF Nevada, Inc., closed on the sale of one of our hotels located in Las Vegas, Nevada. The hotel sold by our subsidiary is a Marriott Suites® containing 278 guest rooms. The sale price for the hotel was $87,250,000.

Additional information regarding the hotel and contract is set forth in our Form 8-K dated July 13, 2007 and filed with the Securities and Exchange Commission on July 18, 2007, which is incorporated herein by reference.

Any and all brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits

(b) Pro forma financial information

Apple Hospitality Five, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the years ended December 31, 2006, 2005, 2004 and six months ended June 30, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple Hospitality Five, Inc. give effect to the sale of the Company's Las Vegas, Marriott Suites hotel.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple Hospitality Five, Inc. and the historical Statements of Operations of the hotel.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple Hospitality Five, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transaction had been completed as of January 1, 2004, nor does it purport to represent the future financial results of Apple Hospitality Five, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the Company.

For the six months ended June 30, 2007 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	(C) Las Vegas, NV Marriott Suites	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$64,109	$6,641	$—		$57,468
Other operating revenue	4,847	1,690	—		3,157

Total revenue	68,956	8,331	—		60,625

Expenses
Operating expenses	31,900	3,906	—		27,994
General and administrative	2,062	—	(50	)(A)	2,012
Management fees	3,827	734	—		3,093
Taxes, insurance and other	4,043	212	—		3,831
Depreciation of real estate owned	6,811	795	—		6,016
Series B convertible preferred share expense	31,982	—	—		31,982
Interest, net	203	—	—		203

Total expenses	80,828	5,647	(50)		75,131

Income tax expense	—	—	—	(B)	—

Net income (loss)	(11,872)	2,684	50		(14,506)

Preferred stock dividends	220	—	—		220
Net income (loss) applicable to common shareholders	$(12,092)	$2,684	$50		$(14,726)

Income (loss) per common share:
Basic and diluted	$(0.27)				$(0.33)

Basic and diluted weighted average common shares outstanding (000s)	45,111				45,111

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	(C) Las Vegas, NV Marriott Suites	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$117,470	$12,006	$—		$105,464
Other operating revenue	7,899	2,824	—		5,075

Total revenue	125,369	14,830	—		110,539

Expenses
Operating expenses	61,928	7,901	—		54,027
General and administrative	3,033	(1)	(200	)(A)	2,834
Management fees	5,579	889	—		4,690
Taxes, insurance and other	8,100	381	—		7,719
Depreciation of real estate owned	12,856	1,568	—		11,288
Interest, net	107	—	—		107

Total expenses	91,603	10,738	(200)		80,665
Income tax expense	—	—	—	(B)	—

Net income	$33,766	$4,092	$200		$29,874

Net income per common share:
Basic and diluted	$0.75				$0.66

Basic and diluted weighted average common shares outstanding (000s)	45,100				45,100

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	(C) Las Vegas, NV Marriott Suites	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$102,329	$10,725	$—		$91,604
Other operating revenue	7,084	2,300	—		4,784

Total revenue	109,413	13,025	—		96,388

Expenses
Operating expenses	56,773	7,367	—		49,406
General and administrative	2,807	(18)	(120	)(A)	2,705
Management fees	4,657	600	—		4,057
Taxes, insurance and other	6,970	314	—		6,656
Depreciation of real estate owned	11,187	1,145	—		10,042
Interest, net	(127)	—	—		(127)

Total expenses	82,267	9,408	(120)		72,739
Income tax expense	—	—	—	(B)	—

Net income	$27,146	$3,617	$120		$23,649

Net income per common share:
Basic and diluted	$0.60				$0.52

Basic and diluted weighted average common shares outstanding (000s)	45,198				45,198

For the year ended December 31, 2004 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	(C) Las Vegas, NV Marriott Suites	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$83,588	$10,902	$—		$72,686
Other operating revenue	6,672	2,922	—		3,750

Total revenue	90,260	13,824	—		76,436

Expenses
Operating expenses	47,215	7,686	—		39,529
General and administrative	2,086	(15)	(120	)(A)	1,981
Management fees	3,711	757	—		2,954
Taxes, insurance and other	6,095	271	—		5,824
Depreciation of real estate owned	9,452	990	—		8,462
Interest, net	(421)	—	—		(421)

Total expenses	68,138	9,689	(120)		58,329
Income tax expense	—	—	—	(B)	—

Net income	$22,122	$4,135	$120		$18,107

Net income per common share:
Basic and diluted	$0.50				$0.41

Basic and diluted weighted average common shares outstanding (000s)	44,524				44,524

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Pro Forma assumes proceeds from the sale of the hotel are distributed to shareholders thereby reducing the Company's advisory fee which was based on outstanding equity.

(B)	Pro Forma assumes proceeds from the sale of the hotel are distributed to shareholders thereby reducing taxable gain on sale to zero.

(C)	Results of operation for the hotel for the period noted.

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Hospitality Five, Inc. gives effect to the sale of the Company's Las Vegas, Marriott Suites hotel.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple Hospitality Five, Inc. and the historical balance sheet of the hotel.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Hospitality Five, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of June 30, 2007 nor does it purport to represent the future financial position of Apple Hospitality Five, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the Company.

Balance Sheet as of June 30, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$393,469	$(41,997	)(B)	$351,472
Cash and cash equivalents	64	87,500	(A)	87,564
Restricted cash—escrow deposits	5,559	(565	)(C)	4,994
Other assets	7,452	—		7,452

Total Assets	$406,544	$44,938		$451,482

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Mortgage note payable—secured	$4,715	$—		$4,715
Accounts payable, accrued costs and other liabilities	2,329	(15	)(C)	2,314

Total liabilities	7,044	(15)		7,029

Shareholders' equity (deficit)	—	—		—
Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	32,006	—		32,006
Common stock, no par value, authorized 200,000,000 shares	443,666	—		443,666
Retained earnings (deficit)	(76,172)	44,953	(D)	(31,219)

Total shareholders' equity	399,500	44,953		444,453

Total liabilities and shareholders' equity	$406,544	$44,938		$451,482

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A) The estimated total proceeds from the sale of the hotel consists of the following.

(In thousands)

Sale price	$87,250
Closing costs	(300)

Net sale proceeds	86,950
Net other assets/(liabilities) assumed by buyer	550	(C)

Total proceeds from purchase	87,500	(A)

Less: net book value of hotel at 6/30/07	41,997	(B)

Gain on sale of hotel (Net sale proceeds less net book value)	$44,953	(D)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality Five, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

August 13, 2007